© INNOVATE Corp. 2023 INNOVATE Corp. Q4 2022 Earnings Release Supplement March 14, 2023

© INNOVATE Corp. 2023 Safe Harbor Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This press release contains, and certain oral statements made by our representatives from time to time may contain, "forward-looking statements." Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Such forward-looking statements are based on current expectations and inherently involve certain risks, assumptions and uncertainties. The forward-looking statements in this presentation include, without limitation, any statements regarding INNOVATE’s plans and expectations for future growth, the prices of INNOVATE’s securities and the achievement of INNOVATE’s strategic objectives, expectations for realization of revenue from the backlog at DBM Global and the sales pipeline in the Spectrum segment, and changes in macroeconomic and market conditions and market volatility (including developments and volatility arising from the COVID-19 pandemic), including interest rates, the value of securities and other financial assets, and the impact of such changes and volatility on INNOVATE’s financial position. Such statements are based on the beliefs and assumptions of INNOVATE’s management and the management of INNOVATE’s subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance, results or the creation of stockholder value and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, including those that may be identified in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q, and 8-K. Such important factors include, without limitation: our dependence on distributions from our subsidiaries to fund our operations and payments on our obligations; the impact on our business and financial condition of our substantial indebtedness and the significant additional indebtedness and other financing obligations we may incur; the effect of the novel coronavirus (“COVID-19”) pandemic and related governmental responses on our business, financial condition and results of operations; our dependence on key personnel; volatility in the trading price of our common stock the impact of recent supply chain disruptions, labor shortages and increases in overall price levels, including in transportation costs; interest rate environment; developments relating to the ongoing hostilities in Ukraine; increased competition in the markets in which our operating segments conduct their businesses; our ability to successfully identify any strategic acquisitions or business opportunities; uncertain global economic conditions in the markets in which our operating segments conduct their businesses; changes in regulations and tax laws; covenant noncompliance risk; tax consequences associated with our acquisition, holding and disposition of target companies and assets; our ability to remain in compliance with the listing standards of the New York Stock Exchange; the ability of our operating segments to attract and retain customers; our expectations regarding the timing, extent and effectiveness of our cost reduction initiatives and management’s ability to moderate or control discretionary spending; our expectations and timing with respect to any strategic dispositions and sales of our operating subsidiaries, or businesses; the possibility of indemnification claims arising out of divestitures of businesses; and our possible inability to raise additional capital when needed or refinance our existing debt, on attractive terms, or at all. Although INNOVATE believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to INNOVATE or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, INNOVATE undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

© INNOVATE Corp. 2023 Safe Harbor Disclaimers 3 Non-GAAP Financial Measures In this earnings release supplement, INNOVATE refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, which excludes results for discontinued operations, and Adjusted EBITDA for its operating segments. Adjusted EBITDA Adjusted EBITDA is not a measurement recognized under U.S. GAAP. In addition, other companies may define Adjusted EBITDA differently than we do, which could limit its usefulness. Management believes that Adjusted EBITDA provides investors with meaningful information for gaining an understanding of our results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation, amortization and the other items listed in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. While management believes that non-U.S. GAAP measurements are useful supplemental information, such adjusted results are not intended to replace our U.S. GAAP financial results. Using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other U.S. GAAP financial measures, as this non-GAAP measure excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and does not purport to be an alternative to net income (loss) or other U.S. GAAP financial measures as a measure of our operating performance. Adjusted EBITDA excludes the results of operations and any consolidating eliminations of our previous Insurance segment. The calculation of Adjusted EBITDA, as defined by us, consists of Net income (loss) as adjusted for discontinued operations; depreciation and amortization; Other operating (income) loss, which is inclusive of (gain) loss on sale or disposal of assets, lease termination costs, asset impairment expense and FCC reimbursements; interest expense; other (income) expense, net; loss on extinguishment of debt; income tax expense (benefit); noncontrolling interest; share-based compensation expense; restructuring and exit costs; non-recurring items; costs associated with the COVID-19 pandemic; and acquisition and disposition costs. Third Party Sources Third party information presented in this earnings release supplement is based on sources we believe to be reliable, however there can be no assurance information so presented will prove accurate in whole or in part.

© INNOVATE Corp. 2023 INNOVATE Delivers Record Results in 2022; Strong Momentum Headed into 2023 Fourth Quarter and Full Year 2022 Highlights 4 ■ Full Year 2022 revenue and Adjusted EBITDA(1) growth of 35.9% and 55.1%, respectively ■ DBM reports 2022 revenue of $1.6 billion, representing 37.5% growth over 2021 levels ■ MediBeacon completed enrollment of Pivotal Studies in U.S. and China; on track for final FDA submission in 2023 ■ R2 grew sequentially for four consecutive quarters in 2022 ■ Broadcasting added contracts with three major networks and launched new programming (1) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

© INNOVATE Corp. 2023 ■ 4Q22 Adjusted EBITDA(2) of $2.5M ■ Signed new customers with three major networks and have since launched programming that replaces Azteca America content. ■ Two stations that broadcast in ATSC 3.0 Ft. Wayne, Indiana. ■ R2 has shipped 230 GLACIAL devices globally ■ Encouraged by consecutive quarterly revenue growth ■ Completed enrollment of Transdermal GFR Measurement System ("TGFR") FDA Pivotal Studies in U.S. and China. ■ Reported Backlog = $1.8B ■ Total adjusted backlog(1) = $1.8B ■ Continues to benefit from robust commercial, construction and industrial markets ■ Improvement in point of sale margin driven pandemic-related jobs rolled off in 2022 and ramp of larger projects is beginning ■ Backlog provides revenue visibility for 2023 and beyond Segment Highlights Infrastructure Highlights Life Sciences Highlights Spectrum Highlights 5 (1) Adjusted Backlog takes into consideration awarded, but not yet signed contracts. (2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

Q4 2022 Financial Highlights

INNOVATE

Revenue

($ millions)		4Q22		4Q21
Infrastructure	$	397.3	$	383.4
Life Sciences		1.3		0.7
Spectrum		10.7		10.7
Consolidated INNOVATE	**$**	**409.3**	**$**	**394.8**

Net income (loss) Attrib. to INNOVATE Corp. & Adjusted EBITDA

		4Q22				4Q21		
($ millions)		NI[1]		Adjusted EBITDA[2]		NI[1]		Adjusted EBITDA[2]
Infrastructure	$	5.9	$	32.7	$	8.6	$	28.8
Life Sciences		(4.3)		(4.5)		(6.2)		(8.2)
Spectrum		(2.8)		2.5		(3.3)		1.6
Non-operating Corporate		(4.9)		(3.7)		(6.2)		(4.5)
Other & Eliminations		0.4		1.1		2.4		4.4
Consolidated INNOVATE, Excluding Disc Ops	**$**	**(5.7)**	**$**	**28.1**	**$**	**(4.7)**	**$**	**22.1**

Consolidated Q4 Results

- Revenue increased $14.5M or 3.7% driven by our Infrastructure segment, due primarily to increases in Infrastructure market demand along with larger projects entering the market.
- Net Loss attributable to INNOVATE Corp. of $5.7M
- Adjusted EBITDA[2] increased by $6.0M to $28.1M driven by our Infrastructure segment and Life Sciences segment as a result of a decrease in equity method losses recorded for Pansend's investment in MediBeacon. Pansend's net carrying amount of its investment in MediBeacon was reduced to zero in the current year, as losses incurred exceeded Pansend's net basis in MediBeacon, resulting in fewer losses recognized than in the comparable period.

Infrastructure

- Net Income of $5.9M[1]
- $32.7M in Adjusted EBITDA[2]; contracted backlog of $1.8B (Adjusted ~$1.8B[3]), compared to $1.6B at 12/31/21.

Life Sciences

- Revenue of $1.3M driven by R2's Glacial Spa and Rx devices and consumables sales.

Spectrum

- Net Loss of $2.8M[1]
- Adjusted EBITDA[2] up $0.9M year-over-year driven by higher station revenues and a decrease in professional fees, legal expenses and salary & benefit expenses. This was partially offset by higher station costs as a result of newly built stations.

Non-operating Corporate

- Recurring SG&A down $0.8M year-over-year driven by a decrease in bonus accrual, which was partially offset by an increase in professional fees.

Other & Eliminations

- $1.1M in Adjusted EBITDA[2] driven by the equity investment in HMN.

Fourth Quarter Consolidated Revenue and Adjusted EBITDA[2] grew 3.7% and 27.1%, respectively, year-over-year

(1) Net (loss) attributable to INNOVATE Corp.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
(3) Adjusted Backlog takes into consideration awarded, but not yet signed contracts.

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© INNOVATE Corp. 2023 ■ Manage working capital needs from growth, changes in projects and timing. ■ Strong backlog provides runway for future cash generation of the business. ■ Convert backlog to revenue while being selective in future projects for higher margin. ■ 3.6% revenue increase driven by increases at Banker Steel and DBMG's commercial structural steel fabrication and erection business as a result of project increases. This was partially offset by industrial maintenance & repair business. ■ Adjusted EBITDA increase driven by an increased contribution from the fabrication and erection, industrial maintenance & repair, and construction modeling and detailing businesses. The increase was also attributable to a decrease in G&A expenses driven by professional fees. The increase was partially offset by a decrease in contribution from Banker steel. ■ Reported backlog level of $1.8B. ■ Taking into consideration awarded but not yet signed contracts, adjusted backlog was ~$1.8B. Financials ($ millions) 4Q22 4Q21 Revenue $ 397.3 $ 383.4 Net Income $ 5.9 $ 8.6 Adjusted EBITDA (1) $ 32.7 $ 28.8 (1) See Appendix for reconciliation of Non-GAAP to U.S. GAAP. All data as of December 31, 2022 unless otherwise noted. Segment Highlights - Infrastructure DBM Global ("DBM") 7 $1,580.9 $1,382.9 $1,485.3 $1,916.5 $1,782.3 Backlog Adjusted Backlog 4Q21 1Q22 2Q22 3Q22 4Q22 $500 $1,000 $1,500 $2,000 $2,500 ~$1,835.8 Trending Backlog Overview Near-Term Focus ($ millions)

© INNOVATE Corp. 2023 MediBeaconR2 Technologies (1) Investment-to-date totals and equity ownership percentages are as of December 31, 2022. (2) MediBeacon agents and devices are not approved for human use by any regulatory agency. Company Investment to Date Equity % Fully Diluted % R2 Technologies $42.4M 56.6% 51.5% MediBeacon $29.4M 47.2% 41.5% Genovel $3.9M 80.0% 75.2% Triple Ring $3.0M 25.8% 21.7% 8 Segment Highlights - Life Sciences Pansend Life Sciences ("Pansend") ■ Completed enrollment of both it’s U.S. and China Pivotal Studies. ■ Next step is to file final submission with the FDA which we expect to take place in the first half of 2023. Summary of Investments ■ R2 has now shipped 230 GLACIAL® devices to customers globally. ■ R2 sequential revenue growth for fourth consecutive quarter.

© INNOVATE Corp. 2023 ■ Have two stations that broadcast ATSC 3.0 in the Ft. Wayne, Indiana DMA. ■ Success of our initial experiment using our LPTV spectrum. ■ Shut-down the operation and broadcast of the Azteca America network on December 31, 2022, after more than a year of declining performance and a steep increase in operating expenses. ■ Signed new customers with three major networks and have since launched programming that replaces Azteca America content. ■ Broadcasting owns and operate 251 stations that cover 107 DMAs. ■ Ownership 98%; 86% on a fully diluted basis. Financials ($ millions) 4Q22 4Q21 Station Group $ 5.4 $ 5.0 Network ("Azteca") 5.3 5.7 Revenue $ 10.7 $ 10.7 Net (Loss) Income $ (2.8) $ (3.3) Adjusted EBITDA (1) $ 2.5 $ 1.6 9 Segment Highlights - Spectrum HC2 Broadcasting ("Broadcasting") 243 45 251 Central Cast Integrated Operating Stations 4Q17 4Q18 4Q19 4Q20 4Q21 1Q22 2Q22 3Q22 4Q22 0 50 100 150 200 250 Overview Near-Term Focus ■ Continue business development and sign up large content providers; strong pipeline of pending lease agreements or revenue shares across multiple markets. ■ Seeing new revenue opportunities with shopping networks, news networks and religious networks. ■ Continue to explore the benefits of next gen technology. Station Growth (1) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

© INNOVATE Corp. 2023 (1) Debt Maturity Profile excludes Preferred Stock and capital leases (2) Debt amortization and Maturity Profile chart presents debt annual amortization and maturity payments (3) Excludes restricted cash Debt Summary ($ millions) Maturity Dec-22 Dec-21 8.50% Senior Secured Notes 2026 $ 330.0 $ 330.0 7.50% Convertible Senior Notes 2022 — 3.2 7.50% Convertible Senior Notes 2026 51.8 51.8 Line of Credit 2024 20.0 5.0 Infrastructure Debt Various 243.0 188.6 Spectrum Debt 2024 69.7 52.2 Life Science Debt 2023 10.8 — Total Principal Outstanding $ 725.3 $ 630.8 Unamortized OID and DFC (10.9) (4.5) Total Debt $ 714.4 $ 626.3 Cash & Cash Equivalents(3) 80.4 45.5 Net Debt $ 634.0 $ 580.8 Current Credit Picture 10 Debt Amortization and Maturity Profile $30.6 $225.7 $7.2 $461.8 Holdco Infrastructure Spectrum Life Science 2023 2024 2025 2026 $— $100.0 $200.0 $300.0 $400.0 $500.0 ($ millions) (2)

© INNOVATE Corp. 2023 Appendix Select GAAP Financials & Non-GAAP Reconciliations

INNOVATE Selected GAAP Financials

Income Statement

INNOVATE

(in millions)	(Unaudited) Three Months Ended December 31, 2022	2021	Years Ended December 31,[1] 2022	2021
Revenue	$ 409.3	$ 394.8	$ 1,637.3	$ 1,205.2
Cost of revenue	346.4	333.1	1,415.9	1,021.5
Gross profit	62.9	61.7	221.4	183.7
Operating expenses:				
Selling, general and administrative	49.8	47.4	180.1	168.3
Depreciation and amortization	6.6	7.8	27.2	25.4
Other operating (income) loss	—	(0.4)	0.7	0.6
Income (loss) from operations	6.5	6.9	13.4	(10.6)
Other (expense) income:				
Interest expense	(13.6)	(12.5)	(52.0)	(59.1)
Loss on extinguishment of debt	—	—	—	(12.5)
Income (loss) from equity investees	0.8	2.0	(1.3)	(2.8)
Other (expense) income, net	(1.7)	(0.1)	(1.2)	4.3
Loss from continuing operations before income taxes	(8.0)	(3.7)	(41.1)	(80.7)
Income tax benefit (expense)	0.7	(1.8)	(0.9)	(5.6)
Loss from continuing operations	(7.3)	(5.5)	(42.0)	(86.3)
Loss from discontinued operations (including net loss on disposal of $159.9 million for the year ended December 31, 2021)	—	—	—	(149.9)
Net loss	(7.3)	(5.5)	(42.0)	(236.2)
Net loss attributable to noncontrolling interest and redeemable noncontrolling interest	1.6	0.8	6.1	8.7
Net loss attributable to INNOVATE Corp.	(5.7)	(4.7)	(35.9)	(227.5)
Less: Preferred dividends and deemed dividends from conversions	1.3	0.5	4.9	2.2
Net loss attributable to common stockholders	$ (7.0)	$ (5.2)	$ (40.8)	$ (229.7)

(1) The financial statements for the years ended December 31, 2022 and 2021 are derived from the audited financial statements.

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© INNOVATE Corp. 2023 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 13 (in millions) Three Months Ended December 31, 2022 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Elimination INNOVATE Net income (loss) attributable to INNOVATE Corp., excluding discontinued operations $ 5.9 $ (4.3) $ (2.8) $ (4.9) $ 0.4 $ (5.7) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 5.1 0.1 1.4 — — 6.6 Depreciation and amortization (included in cost of revenue) 3.8 — — — — 3.8 Interest expense 3.1 0.6 1.3 8.6 — 13.6 Other (income) expense, net 0.9 0.8 2.1 (1.9) (0.2) 1.7 Income tax expense (benefit) 5.1 — (0.1) (6.4) 0.7 (0.7) Noncontrolling interest 0.5 (1.9) (0.4) — 0.2 (1.6) Share-based compensation expense — 0.2 — 0.5 — 0.7 Restructuring and exit costs 6.4 — 0.7 — — 7.1 Acquisition and disposition costs 1.9 — 0.3 0.4 — 2.6 Adjusted EBITDA $ 32.7 $ (4.5) $ 2.5 $ (3.7) $ 1.1 $ 28.1

© INNOVATE Corp. 2023 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 14 (in millions) Year Ended December 31, 2022 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp., excluding discontinued operations $ 29.2 $ (19.2) $ (13.3) $ (35.3) $ 2.7 $ (35.9) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 21.0 0.3 5.8 0.1 — 27.2 Depreciation and amortization (included in cost of revenue) 15.0 — — — — 15.0 Other operating (income) loss (0.6) — 1.3 — — 0.7 Interest expense 10.1 0.8 7.4 33.7 — 52.0 Other (income) expense, net (1.0) 0.4 3.9 (1.9) (0.2) 1.2 Income tax expense (benefit) 16.5 — (0.1) (16.2) 0.7 0.9 Noncontrolling interest 2.8 (8.2) (1.9) — 1.2 (6.1) Share-based compensation expense — 0.5 — 1.9 — 2.4 Restructuring and exit costs 6.5 — 0.7 — — 7.2 Acquisition and disposition costs 2.2 — 0.7 1.0 (0.4) 3.5 Adjusted EBITDA $ 101.7 $ (25.4) $ 4.5 $ (16.7) $ 4.0 $ 68.1

© INNOVATE Corp. 2023 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 15 (in millions) Three Months Ended December 31, 2021 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Elimination INNOVATE Net income (loss) attributable to INNOVATE Corp., excluding discontinued operations $ 8.6 $ (6.2) $ (3.3) $ (6.2) $ 2.4 $ (4.7) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 6.0 0.1 1.7 — — 7.8 Depreciation and amortization (included in cost of revenue) 3.8 — — — — 3.8 Other operating (income) loss 0.3 — (0.7) — — (0.4) Interest expense 2.2 — 2.1 8.2 — 12.5 Other (income) expense, net 0.2 — 1.6 (1.7) — 0.1 Income tax expense (benefit) 6.4 — 0.3 (5.8) 0.9 1.8 Noncontrolling interest 0.9 (2.2) (0.4) — 0.9 (0.8) Share-based compensation expense — 0.1 — 0.6 — 0.7 Nonrecurring Items 0.2 — — — — 0.2 COVID-19 Costs 0.3 — — — — 0.3 Acquisition and disposition costs (0.1) — 0.3 0.4 0.2 0.8 Adjusted EBITDA $ 28.8 $ (8.2) $ 1.6 $ (4.5) $ 4.4 $ 22.1

© INNOVATE Corp. 2023 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 16 (in millions) Year Ended December 31, 2021 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Eliminations INNOVATE Net loss attributable to INNOVATE Corp. $ (227.5) Less: Discontinued operations (149.9) Net income (loss) attributable to INNOVATE Corp., excluding discontinued operations $ 16.9 $ (19.8) $ (12.9) $ (64.2) $ 2.4 $ (77.6) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 19.1 0.2 6.0 0.1 — 25.4 Depreciation and amortization (included in cost of revenue) 12.2 — — — — 12.2 Other operating loss 0.4 — 0.2 — — 0.6 Interest expense 8.5 — 9.2 41.4 — 59.1 Other (income) expense, net (4.0) — 3.9 (4.2) — (4.3) Loss on extinguishment of debt 1.5 — 1.0 10.0 — 12.5 Income tax expense (benefit) 10.5 — 0.3 (6.1) 0.9 5.6 Noncontrolling interest 1.8 (8.2) (2.3) — — (8.7) Share-based compensation expense — 0.2 0.6 1.6 — 2.4 Nonrecurring items 0.5 — — 0.5 — 1.0 COVID-19 costs 8.6 — — — — 8.6 Acquisition and disposition costs 2.4 — 0.9 2.9 0.9 7.1 Adjusted EBITDA $ 78.4 $ (27.6) $ 6.9 $ (18.0) $ 4.2 $ 43.9